                                                                  EXHIBIT 99.1

                                  PRELIMINARY
                            BACKGROUND INFORMATION

                     American Business Financial Services
                        ABFS Mortgage Loan Trust 1998-1

                            APPROXIMATE CLASS SIZES

              [$39,900,000] Class A-1 FLOATING RATE CERTIFICATES


                [$10,000,000] Class A-2 FIXED RATE CERTIFICATES


                [$19,900,000] Class A-3 FIXED RATE CERTIFICATES


                [$11,400,000] Class A-4 FIXED RATE CERTIFICATES


                [$11,725,000] Class A-5 FIXED RATE CERTIFICATES


                [$10,500,000] Class A-6 FIXED RATE CERTIFICATES
                            Non-Accelerated Senior





The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1998-1 transaction, and not by, or as agent for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-1


                              PRICING INFORMATION
                      ----------------------------------


Class:                  A-1*            A-2             A-3             A-4             A-5**           A-6
                                                                                                        NAS Bond

Approximate
Face Amount:            [39,900,000]    [10,000,000]    [19,900,000]    [11,400,000]    [11,725,000]    [10,500,000]

Coupon:                 [L +.13]%       [6.490          6.490           6.695           7.145           6.595]

Price:                  [100-0]         [100-0]         [100-0]         [100-0]         [100-0]         [100-0]

Yield:                  [N/A   ]%       [6.351          6.421           6.681           7.171           6.599]

Spread:                 [ 13             78             85              107             145             93]

Exp Avg Life
to Maturity:            [0.927]yrs      [2.091]yrs      [3.136]yrs      [5.010]yrs      [9.982]yrs      [6.490]yrs

Exp Avg Life
to Call:                [0.927]yrs      [2.091]yrs      [3.136]yrs      [5.010]yrs      [7.938]yrs      [6.351]yrs

Exp 1st
Prin Pmt:               [03/25/98       12/25/99        07/25/00         04/25/02        05/25/04        03/25/01]

Exp Mat
to call:                [12/25/99       07/25/00        04/25/02         05/25/04        07/25/06        07/25/06]

Exp Mat:                [12/25/99       07/25/00        04/25/02         05/25/04        05/25/13        01/25/13]

Stated Mat:             [01/25/13       01/25/13        01/25/14         09/25/20        06/25/29        06/25/29]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            23% HEP         23% HEP         23% HEP         23% HEP         23% HEP         23% HEP

Pricing Date:           [------------------------------------------------2/27/98---------------------------------]

Investor
Settle Date:            3/12/98         3/12/98         3/12/98         3/12/98         3/12/98         3/12/98

Cut-off Date
(Close of Business):    1/31/98         1/31/98         1/31/98         1/31/98         1/31/98         1/31/98

Pmt Delay:              0 days          24 days         24 days         24 days         24 days         24 days

Dated Date:             3/12/98         2/1/98          2/1/98          2/1/98          2/1/98          2/1/98

Int Pmt:                actual/360      30/360          30/360          30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

1st Int.
Pmt Date:               3/25/98         3/25/98         3/25/98         3/25/98         3/25/98         3/25/98

Collateral
Type:                   Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate

SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-1



*Class A-1 Net Funds Cap:      The Pass-Through Rate on the Class A-1
                               Certificates will equal the lesser of:
                               1)  Class A-1 Pass-Through Rate (One Month
                               LIBOR + [13]bps)
                               2)  Available Funds Cap

Available  Funds Cap:          A rate equal to the weighted average net coupon
                               rate (i.e., the gross weighted average coupon less [0.78]% for servicing fee, trustee fee and certificate insurer premium) for the Mortgage
                               Loans for such Distribution Date.

**Class  A-5 Coupon Step-up:   Class A-5 is priced to call. If the servicer
                               does not exercise the Cleanup Call, the coupon on Class A-5 will increase 50 basis points.

Cashflow Priority:             1) Repayment of unreimbursed Servicer advances;
                               2) Servicing fee;
                               3) Trustee fee;
                               4) Surety fee;
                               5) Repayment of unreimbursed Surety payments;
                               6) Accrued monthly interest for Class A
                               Certificateholders (pro-rata);
                               7) Monthly principal to the Class A
                               Certificateholders (as described below);
                               8) Excess cashflow to build
                               over-collateralization ("O/C"); and
                               9) Any remaining excess cashflow to the
                               holders of the Class R Certificates.

Class A Certificate
Principal Paydown:             1)  To the Class A-6 Certificateholders -- the
                               Class A-6 Lockout Remittance Amount
                               2) To the Class A-1 through A-6 Certificates, in sequential order

Class A-6 Lockout
Remittance Amount:             The applicable Class A-6 Lockout Percentage
                               multiplied by the Class A-6 Lockout
                               Pro Rata Remittance Amount for such Payment Date.

                               THE CLASS A-6 Lockout Pertcentage
                               ----------------------------------
                               March 1998 to February 2001 ==# 0%
                               March 2001 to February 2003 ==# 45%
                               March 2003 to February 2004 ==# 80%
                               March 2004 to February 2005 ==# 100%
                               March 2005 and thereafter ==# 300%
# equals greater than


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-1

                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1998-1 Mortgage Pass-Through
                        Certificates, Series 1998-1 Class A-1 ("Floating Rate
                        Certificates")
                        Class A-2, A-3, A-4, A-5, A-6 ("Fixed-Rate
                        Certificates", together with the Floating Rate
                        Certificates, the "Class A Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage will act as subservicer.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc., d/b/a Upland Mortgage and New Jersey Mortgage
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee: The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$103,425,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           2/27/98

Investor
Settlement Date:        3/12/98

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      [ L + 13 ]% on Class A-1 Certificates*
                        [ 6.490 ]% on Class A-2 Certificates
                        [ 6.490 ]% on Class A-3 Certificates
                        [ 6.695 ]% on Class A-4 Certificates
                        [ 7.145 ]% on Class A-5 Certificates
                        [ 6.595 ]% on Class A-6 Certificates (NAS Bond)

                        *Subject to the Class A-1 Net Funds Cap

Prepayment
Assumption:             23% HEP (2.3% CPR in month 1 with monthly incremental
                        increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date is
                        not a business day, the first business day thereafter) commencing in March 1998. The payment delay will be zero days for the Floating Rate Certificates and 24 days for the Fixed Rate Certificates.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

                        With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional
Cleanup Call:           The Servicer may call the Class A Certificates on any
                        Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    American Business Financial Services - ABFS Mortgage Loan Trust 1998-1


Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard
                        & Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization
Levels (Approx.):       Initial O/C based on original collateral balance: [1.5%]
                        O/C Target based on original collateral balance:  [5.5%]
                        These O/C percentages are subject to step-downs beginning in month [30] if certain tests are met.

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the
                        Pre-funded Amount"), which will equal approximately
                        [$10,000,000] will be deposited in a Pre-funding
                        Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement
                        Date, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement. Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R
                        Certificateholders) will be distributed to the Class A
                        Certificateholders on the May 25, 1998 Distribution
                        Date as a partial prepayment of principal of such Certificates.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Class A Certificates will not be ERISA eligible
                        during the Funding Period. However, the Class A
                        Certificates may be ERISA eligible after the Funding
                        Period. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:               REMIC.

Legal Investment:       None of the Class A Certificates will be SMMEA-eligible.

Certificates Ratings:   S&P:     "AAA" for all Class A Certificates.
                        Moody's: "Aaa" for all Class A Certificates.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469 or Shelby Carvalho
                                 at (212) 778-4127.
                        FSG:     Januar Laude at (212) 778-7176 or Joe Astorina
                                 at (212) 778-2667.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO SHELBY CARVALHO AT:

                        IMPACT ID:  CARVALHO
                        CCMAIL:     SHELBY_CARVALHO@CCMAIL.PRUSEC.COM


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS 1998-1
     -  Cut Off Date of Tape is  1/31/98
     -  Fixed
     -      $57,621,881.57
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     932

Aggregate Unpaid Principal Balance:                $57,621,881.57
Aggregate Original Principal Balance:              $57,681,802.52

Weighted Average Net Coupon:                              11.508%
Net Coupon Range:                               7.490% -  16.490%

Weighted Average Gross Coupon:                            12.008%
Gross Coupon Range:                             7.990% -  16.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $61,826.05
Average Original Principal Balance:                    $61,890.35

Maximum Unpaid Principal Balance:                     $382,500.00
Minimum Unpaid Principal Balance:                       $9,876.15

Maximum Original Principal Balance:                   $382,500.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     222.521
Stated Rem Term Range:                          11.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.810
Age Range:                                       0.000 -    9.000

Weighted Average Original Term:                           223.331
Original Term Range:                            12.000 -  360.000

Weighted Average Combined LTV:                             71.777
Combined LTV Range:                             7.460% -  94.760%

--------------------------------------------------------------------------------


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
         Gross Mortgage              Number of      Unpaid           Aggregate
         Interest Rate               Mortgage      Principal         Principal
             Range                     Loans        Balance           Balance

 7.75% * Gross Coupon *=  8.00%          3          201,273.97          0.35
 8.00% * Gross Coupon *=  8.25%          5          267,438.32          0.46
 8.25% * Gross Coupon *=  8.50%          1           74,789.04          0.13
 8.50% * Gross Coupon *=  8.75%          3          138,286.99          0.24
 8.75% * Gross Coupon *=  9.00%         10          881,517.71          1.53
 9.00% * Gross Coupon *=  9.25%          5          616,362.60          1.07
 9.25% * Gross Coupon *=  9.50%         17        1,096,167.23          1.90
 9.50% * Gross Coupon *=  9.75%         23        1,430,200.30          2.48
 9.75% * Gross Coupon *= 10.00%         82        6,517,657.73         11.31
10.00% * Gross Coupon *= 10.25%         25        1,567,919.49          2.72
10.25% * Gross Coupon *= 10.50%         54        3,671,796.45          6.37
10.50% * Gross Coupon *= 10.75%         25        2,061,046.99          3.58
10.75% * Gross Coupon *= 11.00%        112        6,971,306.94         12.10
11.00% * Gross Coupon *= 11.25%         14          691,353.49          1.20
11.25% * Gross Coupon *= 11.50%         48        3,283,072.12          5.70
11.50% * Gross Coupon *= 11.75%         40        2,232,033.60          3.87
11.75% * Gross Coupon *= 12.00%        100        5,695,662.34          9.88
12.00% * Gross Coupon *= 12.25%         11          737,829.14          1.28
12.25% * Gross Coupon *= 12.50%         40        1,771,831.08          3.07
12.50% * Gross Coupon *= 12.75%         24        1,116,153.77          1.94
12.75% * Gross Coupon *= 13.00%         41        2,369,046.56          4.11
13.00% * Gross Coupon *= 13.25%          8          648,532.19          1.13
13.25% * Gross Coupon *= 13.50%         27        1,123,450.06          1.95
13.50% * Gross Coupon *= 13.75%          9          348,689.17          0.61
13.75% * Gross Coupon *= 14.00%         50        2,354,442.11          4.09
14.00% * Gross Coupon *= 14.25%          2          300,158.95          0.52
14.25% * Gross Coupon *= 14.50%          9          331,303.32          0.57
14.50% * Gross Coupon *= 14.75%          1           21,000.00          0.04
14.75% * Gross Coupon *= 15.00%         18          809,935.21          1.41
15.25% * Gross Coupon *= 15.50%          4          185,423.26          0.32
15.50% * Gross Coupon *= 15.75%          8          451,589.18          0.78
15.75% * Gross Coupon *= 16.00%        106        6,791,529.05         11.79
16.00% * Gross Coupon *= 16.25%          4          494,000.00          0.86
16.75% * Gross Coupon *= 17.00%          3          369,083.21          0.64
--------------------------------------------------------------------------------
Total..........                        932      $57,621,881.57        100.00%
================================================================================

* means less than symbol

                                ORIGINAL TERM

                                                         Percentage of
                                        Aggregate        Cut-Off Date
                           Number of     Unpaid            Aggregate
                           Mortgage     Principal          Principal
      Original Term          Loans       Balance            Balance

  0 * Orig. Term *=  12        1          22,110.39           0.04%
 48 * Orig. Term *=  60       20         389,684.50           0.68%
 72 * Orig. Term *=  84       10         432,774.96           0.75%
 84 * Orig. Term *=  96        2          57,513.14           0.10%
108 * Orig. Term *= 120       73       2,190,258.51           3.80%
132 * Orig. Term *= 144        3          97,423.85           0.17%
144 * Orig. Term *= 156        1          49,000.00           0.09%
168 * Orig. Term *= 180      507      33,757,791.84          58.59%
180 * Orig. Term *= 192        2         102,935.06           0.18%
228 * Orig. Term *= 240      161       7,827,869.73          13.58%
240 * Orig. Term *= 252        1         125,800.00           0.22%
288 * Orig. Term *= 300        3         196,900.00           0.34%
348 * Orig. Term *= 360      148      12,371,819.59          21.47%
-------------------------------------------------------------------
Total............            932      57,621,881.57         100.00%
===================================================================

* means less than symbol

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     REMAINING MONTHS TO STATED MATURITY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                         Number of         Unpaid           Aggregate
                         Mortgage         Principal         Principal
      Remaining Term       Loans           Balance           Balance

  1 * Rem Term *=  12          1          22,110.39           0.04%
 48 * Rem Term *=  60         20         389,684.50           0.68%
 72 * Rem Term *=  84         10         432,774.96           0.75%
 84 * Rem Term *=  96          2          57,513.14           0.10%
108 * Rem Term *= 120         73       2,190,258.51           3.80%
132 * Rem Term *= 144          3          97,423.85           0.17%
144 * Rem Term *= 156          1          49,000.00           0.09%
168 * Rem Term *= 180        508      33,825,910.30          58.70%
180 * Rem Term *= 192          1          34,816.60           0.06%
228 * Rem Term *= 240        161       7,827,869.73          13.58%
240 * Rem Term *= 252          1         125,800.00           0.22%
288 * Rem Term *= 300          3         196,900.00           0.34%
348 * Rem Term *= 360        148      12,371,819.59          21.47%
-------------------------------------------------------------------
Total............            932      57,621,881.57         100.00%
===================================================================

* means less than symbol


                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                   Aggregate    Cut-Off Date
                                    Number of       Unpaid        Aggregate
                                    Mortgage       Principal      Principal
        Original CLTV Ratio           Loans         Balance        Balance

  5.000 * CLTV *=  10.000                 4          46,787.21       0.08
 10.000 * CLTV *=  15.000                 5         112,902.92       0.20
 15.000 * CLTV *=  20.000                 9         199,384.21       0.35
 20.000 * CLTV *=  25.000                 9         316,576.74       0.55
 25.000 * CLTV *=  30.000                13         512,037.78       0.89
 30.000 * CLTV *=  35.000                19         615,265.25       1.07
 35.000 * CLTV *=  40.000                18         786,901.95       1.37
 40.000 * CLTV *=  45.000                21         765,138.11       1.33
 45.000 * CLTV *=  50.000                42       2,143,582.46       3.72
 50.000 * CLTV *=  55.000                33       2,161,376.62       3.75
 55.000 * CLTV *=  60.000                56       3,508,752.20       6.09
 60.000 * CLTV *=  65.000                59       3,533,415.93       6.13
 65.000 * CLTV *=  70.000                95       6,175,937.26      10.72
 70.000 * CLTV *=  75.000               142       9,144,196.58      15.87
 75.000 * CLTV *=  80.000               212      13,454,441.30      23.35
 80.000 * CLTV *=  85.000               120       8,163,070.35      14.17
 85.000 * CLTV *=  90.000                72       5,724,597.27       9.93
 90.000 * CLTV *=  95.000                 3         257,517.43       0.45
--------------------------------------------------------------------------
Total....................               932     $57,621,881.57     100.00%
==========================================================================

* means less than symbol

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                  Aggregate    Cut-Off Date
            Original             Number of         Unpaid        Aggregate
          Mortgage Loan          Mortgage         Principal      Principal
        Principal Balance          Loans           Balance        Balance

     5,000 * Balance *=    10,000      12          119,534.42       0.21
    10,000 * Balance *=    15,000      45          598,333.23       1.04
    15,000 * Balance *=    20,000      53          981,845.70       1.70
    20,000 * Balance *=    25,000      67        1,545,781.36       2.68
    25,000 * Balance *=    30,000      72        2,044,890.51       3.55
    30,000 * Balance *=    35,000      79        2,605,159.56       4.52
    35,000 * Balance *=    40,000      69        2,637,972.59       4.58
    40,000 * Balance *=    45,000      48        2,073,819.76       3.60
    45,000 * Balance *=    50,000      44        2,132,939.45       3.70
    50,000 * Balance *=    55,000      37        1,936,610.04       3.36
    55,000 * Balance *=    60,000      57        3,309,004.48       5.74
    60,000 * Balance *=    65,000      35        2,210,689.86       3.84
    65,000 * Balance *=    70,000      36        2,465,494.96       4.28
    70,000 * Balance *=    75,000      28        2,033,199.62       3.53
    75,000 * Balance *=    80,000      27        2,108,688.86       3.66
    80,000 * Balance *=    85,000      19        1,564,149.17       2.71
    85,000 * Balance *=    90,000      30        2,633,146.28       4.57
    90,000 * Balance *=    95,000      14        1,293,489.28       2.24
    95,000 * Balance *=   100,000      28        2,743,968.41       4.76
   100,000 * Balance *=   105,000      10        1,027,788.34       1.78
   105,000 * Balance *=   110,000       6          644,911.48       1.12
   110,000 * Balance *=   115,000      18        2,032,046.97       3.53
   115,000 * Balance *=   120,000      10        1,186,039.74       2.06
   120,000 * Balance *=   125,000       8          985,012.14       1.71
   125,000 * Balance *=   130,000       9        1,145,721.71       1.99
   130,000 * Balance *=   135,000       8        1,058,098.35       1.84
   135,000 * Balance *=   140,000       9        1,249,787.40       2.17
   140,000 * Balance *=   145,000       5          719,800.00       1.25
   145,000 * Balance *=   150,000       2          296,939.92       0.52
   150,000 * Balance *=   200,000      23        3,874,204.32       6.72
   200,000 * Balance *=   250,000      12        2,673,108.10       4.64
   250,000 * Balance *=   300,000       7        1,905,724.33       3.31
   300,000 * Balance *=   350,000       2          674,817.26       1.17
   350,000 * Balance *=   400,000       3        1,109,163.97       1.92
--------------------------------------------------------------------------
Total....................             932      $57,621,881.57     100.00%
==========================================================================

* means less than symbol


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                  Aggregate    Cut-Off Date
             Current             Number of         Unpaid        Aggregate
          Mortgage Loan          Mortgage         Principal      Principal
        Principal Balance          Loans           Balance        Balance

     5,000 * Balance *=    10,000      12          119,534.42       0.21
    10,000 * Balance *=    15,000      45          598,333.23       1.04
    15,000 * Balance *=    20,000      53          981,845.70       1.70
    20,000 * Balance *=    25,000      67        1,545,781.36       2.68
    25,000 * Balance *=    30,000      72        2,044,890.51       3.55
    30,000 * Balance *=    35,000      79        2,605,159.56       4.52
    35,000 * Balance *=    40,000      69        2,637,972.59       4.58
    40,000 * Balance *=    45,000      48        2,073,819.76       3.60
    45,000 * Balance *=    50,000      44        2,132,939.45       3.70
    50,000 * Balance *=    55,000      38        1,991,586.20       3.46
    55,000 * Balance *=    60,000      56        3,254,028.32       5.65
    60,000 * Balance *=    65,000      34        2,145,285.66       3.72
    65,000 * Balance *=    70,000      37        2,530,899.16       4.39
    70,000 * Balance *=    75,000      28        2,033,199.62       3.53
    75,000 * Balance *=    80,000      27        2,108,688.86       3.66
    80,000 * Balance *=    85,000      19        1,564,149.17       2.71
    85,000 * Balance *=    90,000      30        2,633,146.28       4.57
    90,000 * Balance *=    95,000      14        1,293,489.28       2.24
    95,000 * Balance *=   100,000      29        2,843,966.36       4.94
   100,000 * Balance *=   105,000       9          927,790.39       1.61
   105,000 * Balance *=   110,000       6          644,911.48       1.12
   110,000 * Balance *=   115,000      18        2,032,046.97       3.53
   115,000 * Balance *=   120,000      10        1,186,039.74       2.06
   120,000 * Balance *=   125,000       8          985,012.14       1.71
   125,000 * Balance *=   130,000       9        1,145,721.71       1.99
   130,000 * Balance *=   135,000       8        1,058,098.35       1.84
   135,000 * Balance *=   140,000       9        1,249,787.40       2.17
   140,000 * Balance *=   145,000       5          719,800.00       1.25
   145,000 * Balance *=   150,000       2          296,939.92       0.52
   150,000 * Balance *=   200,000      23        3,874,204.32       6.72
   200,000 * Balance *=   250,000      12        2,673,108.10       4.64
   250,000 * Balance *=   300,000       7        1,905,724.33       3.31
   300,000 * Balance *=   350,000       2          674,817.26       1.17
   350,000 * Balance *=   400,000       3        1,109,163.97       1.92
--------------------------------------------------------------------------
Total....................             932     $ 57,621,881.57     100.00%
==========================================================================

* means less than symbol


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                     Number of               Unpaid          Aggregate
                     Mortgage               Principal        Principal
     State             Loans                 Balance          Balance

Arizona                    1                  24,910.60         0.04
Connecticut                4                 147,886.96         0.26
Delaware                  45               2,650,941.24         4.60
Florida                   17                 845,167.24         1.47
Georgia                   59               3,772,615.62         6.55
Illinois                  10                 494,756.81         0.86
Indiana                    5                 171,364.48         0.30
Kentucky                   9                 375,136.10         0.65
Maryland                  30               1,984,473.90         3.44
Michigan                   1                  29,664.65         0.05
North Carolina            33               1,412,421.74         2.45
New Jersey               245              17,935,856.23        31.13
New York                 112               8,258,844.07        14.33
Ohio                      31               1,690,141.09         2.93
Pennsylvania             291              15,935,914.07        27.66
South Carolina             1                  31,000.00         0.05
Virginia                  38               1,860,786.77         3.23
--------------------------------------------------------------------------
Total...............     932            $ 57,621,881.57       100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                               16           912,471.33       1.58
Commercial                         8           700,994.99       1.22
2-4 Resid                         86         7,263,741.65      12.61
Townhouses                        44         1,489,563.24       2.59
Condominiums                       9           482,618.05       0.84
Single Family                    730        42,393,318.28      73.57
Mobile Home                        1            48,600.00       0.08
5+ Family                          2           157,700.00       0.27
Mixed Use                         22         2,177,297.51       3.78
Multiple Properties               14         1,995,576.52       3.46
--------------------------------------------------------------------------
Total...............             932      $ 57,621,881.57     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       808    47,894,923.28          83.12
Investor                          68     4,364,669.15           7.57
Vacation/Second Home              11       435,370.12           0.76
Business                          29     2,798,342.50           4.86
Multiple Prop. / Occup.           16     2,128,576.52           3.69
--------------------------------------------------------------------------
Total..................          932  $ 57,621,881.57         100.00%
==========================================================================



                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        633              45,662,151.09        79.24
2                        287              10,281,414.14        17.84
Multiple                  12               1,678,316.34         2.91
--------------------------------------------------------------------------
Total...............     932            $ 57,621,881.57       100.00%
==========================================================================



                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 695    37,260,439.27          64.66
Partially Amortizing             237    20,361,442.30          35.34
--------------------------------------------------------------------------
Total..................          932  $ 57,621,881.57         100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                               COLLATERAL CLASS


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Loan Class           Loans            Balance            Balance

Commercial               8              700,994.99         1.22
Resid. w/ Business      34            3,977,924.03         6.90
Residential            890           52,942,962.55        91.88

-----------------------------------------------------------------
Total..........        932         $ 57,621,881.57       100.00%
=================================================================




                                BORROWER CLASS


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Home Equity              453              22,895,678.62        39.73
Business                 118               8,115,176.29        14.08
NJMIC Home Equity        359              26,482,026.66        45.96
NJMIC Business             2                 129,000.00         0.22
--------------------------------------------------------------------------
Total...............     932            $ 57,621,881.57       100.00%
==========================================================================







THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.